                         Oppenheimer REAL ESTATE fund
                   Supplement dated October 2, 2003 to the
                       Prospectus dated August 25, 2003

      The Prospectus is changed as follows:

1.    The following is added as the last sentence of the paragraph titled
      "What Does the Fund Mainly Invest In?" on page 3 of the
      prospectus:

      "The investment of the Fund's total assets in its principal investments may take up to 30 days after the Fund becomes
      available to the general public (October 1, 2003), and in the interim the Fund may invest a substantial portion of its assets in short-term money market obligations and other high-quality short-term debt obligations."

      October 2, 2003                                           PS0590.005